                                                                  Exhibit 99.B


 Mortgage Capital Funding, Inc.                                                                 State Street Corporate Trust
 Multifamily/Commercial Pass-Through Certificates                                               Web: corporatetrust.statestreet.com
 Series 1998-MC2                                                                                Payment        August 18,  1998
 Citibank / J.P. Morgan & Co.                                                                   Report         B273-01





 Distribution of Current Scheduled Principal Balances
 ---------------------------------------------------------------------------------------------------------------------
                   Current                                                               Weighted Averages
                 Scheduled         # of                              % Tot     ---------------------------------------
                 Principal          Mtg             Sched Prin       Sched                   Mnths        Mort
                   Balance       Props.                Balance         Bal       DSCR*      to Mat        Rate
 ---------------------------------------------------------------------------------------------------------------------
     LESS THAN 99,999.99             10              8,005,244        0.79%      1.61       137.41        7.265
            1,000,000.00+            35             49,254,209        4.89%      1.47       135.33        7.459
            1,750,000.00+            26             56,494,970        5.61%      1.38       140.85        7.459
            2,500,000.00+            34            122,720,481       12.18%      1.46       130.32        7.526
            5,000,000.00+            13             80,644,033        8.00%      1.33       141.04        7.369
            7,500,000.00+            10             89,653,223        8.90%      1.39       116.84        7.286
           10,000,000.00+            11            140,171,155       13.91%      1.36       129.41        7.172
           15,000,000.00+             6            171,069,898       16.98%      1.18       151.32        7.513
          100,000,000.00+             2            289,498,087       28.73%      1.54       115.12        6.915

 ---------------------------------------------------------------------------------------------------------------------
 Total                              147          1,007,511,300      100.00%      1.40       129.94        7.256
 ---------------------------------------------------------------------------------------------------------------------


 Distribution of Current Mortgage Interest Rates


 ---------------------------------------------------------------------------------------------------------------------
                   Current
                  Mortgage         # of                                                   Weighted Averages
                  Interest          Mtg                              % Tot     ---------------------------------------
                     Mnths         Mort            Sched Prin        Sched
                      Rate       Props.               Balance          Bal      DSCR*       to Mat         Rate
 ---------------------------------------------------------------------------------------------------------------------
       LESS THAN 6.999%              10            175,217,233       17.39%      1.69       118.63        6.763
                 7.000% +            43            389,323,008       38.64%      1.34       114.22        7.091
                 7.250% +            35            137,120,288       13.61%      1.45       125.84        7.352
                 7.500% +            52            281,420,019       27.93%      1.28       159.45        7.650
                 8.000% +             4             17,008,547        1.69%      1.33       125.64        8.157
                 8.500% +             2              5,857,230        0.58%      1.71       192.58        8.707
                 9.000% +             1              1,564,975        0.16%      1.46       173.00        9.020
 ---------------------------------------------------------------------------------------------------------------------
 Total                              147          1,007,511,300      100.00%      1.40       129.94        7.256
 ---------------------------------------------------------------------------------------------------------------------

 Distribution of Remaining Stated Term (Balloon Loans Only)


 ---------------------------------------------------------------------------------------------------------------------
                 Remaining                                                                  Weighted Averages
                    Stated         # of                                 % Tot     ------------------------------------
                      Term          Mtg             Sched Prin          Sched                    Mnths         Mort
                  (Months)        Props.               Balance            Bal       DSCR*       to Mat         Rate
 ---------------------------------------------------------------------------------------------------------------------
             LESS THAN 36             -                      -          0.00%       0.00         0.00         0.000
                    37-96             4             16,091,048          1.83%       1.25        78.04         7.188
                    97-120          109            799,757,423         91.18%       1.44       115.27         7.159
                   121-180            7             46,695,402          5.32%       1.33       171.30         7.681
                   180+               2             14,595,268          1.66%       1.21       208.88         7.682

 ---------------------------------------------------------------------------------------------------------------------
                     Total          122            877,139,142        100.00%       1.43       119.13         7.196
 ---------------------------------------------------------------------------------------------------------------------


 Distribution of Remaining Stated Term (Fully Amortizing Loans Only)


 ---------------------------------------------------------------------------------------------------------------------
                 Remaining                                                                  Weighted Averages
                    Stated         # of                                 % Tot      -----------------------------------
                      Term          Mtg             Sched Prin          Sched                    Mnths         Mort
                  (Months)        Props.               Balance            Bal       DSCR*       to Mat         Rate
 ----------------------------------------------------------------------------------------------------------------------
            LESS THAN 36              -                      -          0.00%       0.00         0.00            -
                   37-96              -                      -          0.00%       0.00         0.00            -
                   97-120             3             13,475,829         10.34%       1.33       115.79        7.252
                  121-180             5             19,483,090         14.94%       1.24       172.79        7.603
                  180+               17             97,413,239         74.72%       1.22       220.70        7.727


 ---------------------------------------------------------------------------------------------------------------------
 Total                               25            130,372,158        100.00%       1.23       202.69        7.659
 ---------------------------------------------------------------------------------------------------------------------


 Mortgage Capital Funding, Inc.                                                                 State Street Corporate Trust
 Multifamily/Commercial Pass-Through Certificates                                               Web: corporatetrust.statestreet.com
 Series 1998-MC2                                                                                Payment        August 18,  1998
 Citibank / J.P. Morgan & Co.                                                                   Report         B273-02


 Distribution by State


 ---------------------------------------------------------------------------------------------------------------------

                                                                                         Weighted Averages
                                   # of                                 % Tot      ----------------------------------------
                                    Mtg             Sched Prin          Sched                    Mnths         Mort
                    States        Props.               Balance            Bal       DSCR*       to Mat         Rate
 ---------------------------------------------------------------------------------------------------------------------
 New York                             4            192,864,799         19.14%       1.35       114.10        7.054
 California                          18            116,870,743         11.60%       1.22       159.89        7.697
 Minnesota                            3            111,993,801         11.12%       1.85       119.17        6.766
 Georgia                              8             64,608,385          6.41%       1.41       113.31        7.284
 Illinois                             7             63,451,518          6.30%       1.27       107.91        7.187
 Texas                               11             53,717,151          5.33%       1.36       145.02        7.498
 Florida                              8             32,975,207          3.27%       1.37       115.76        7.347
 Ohio                                13             30,810,321          3.06%       1.30       227.15        7.558
 Massachusetts                        5             29,041,683          2.88%       1.36       117.00        7.216
 Michigan                             7             24,753,078          2.46%       1.45       113.67        7.266
 Other                               63            286,424,614         28.43%       1.38       132.30        7.327
 ---------------------------------------------------------------------------------------------------------------------
 Total                              147          1,007,511,300        100.00%       1.40       129.94        7.256
 ---------------------------------------------------------------------------------------------------------------------

 Distribution of Property Type

 ---------------------------------------------------------------------------------------------------------------------

                                                                                            Weighted Averages
                                   # of                                 % Tot    -------------------------------------
                  Property          Mtg             Sched Prin          Sched                    Mnths         Mort
                     Types        Props.               Balance            Bal       DSCR*       to Mat         Rate
 ---------------------------------------------------------------------------------------------------------------------
 Office                              29            348,240,886         34.56%       1.29       130.85        7.297
 Multifamily                         35            225,237,817         22.36%       1.33       118.82        7.117
 Retail                              44            192,381,740         19.09%       1.35       149.65        7.449
 Mixed-Use                            5            115,709,239         11.48%       1.83       116.93        6.747
 Hotel                               17             74,969,728          7.44%       1.58       135.56        7.632
 Industrial                          10             24,458,982          2.43%       1.39       118.34        7.534
 Health Care                          4             21,312,842          2.12%       1.44       116.16        7.345
 Mobile Home Park                     2              3,660,075          0.36%       1.24       104.15        7.539
 Nursing Home                         1             1539990.96          0.15%       2.73       230.00        7.850
 ---------------------------------------------------------------------------------------------------------------------
 Total                              147          1,007,511,300        100.00%       1.40       129.94        7.256



 Distribution of Seasoning


 ---------------------------------------------------------------------------------------------------------------------



                                                                                         Weighted Averages
                                   # of                                 % Tot      ----------------------------------------
                 Seasoning          Mtg             Sched Prin          Sched                    Mnths         Mort
                  (months)        Props.               Balance            Bal       DSCR*       to Mat         Rate
 ---------------------------------------------------------------------------------------------------------------------
                   0-12             146          1,003,346,518         99.59%       1.40       129.79         7.251
                  13-36               1              4,164,782          0.41%       1.25       167.00         8.400
                  37-60               0                      -          0.00%       0.00         0.00         0.000
                  61-84               0                      -          0.00%       0.00         0.00         0.000
                  85-120              0                      -          0.00%       0.00         0.00         0.000
                 121-180              0                      -          0.00%       0.00         0.00         0.000
                 181+                 0                      -          0.00%       0.00         0.00         0.000

 ---------------------------------------------------------------------------------------------------------------------
 Total                              147          1,007,511,300        100.00%       1.40       129.94         7.256
 ---------------------------------------------------------------------------------------------------------------------

 Distribution of Amortization Type

 ---------------------------------------------------------------------------------------------------------------------

                                                                                         Weighted Averages
                                   # of                                 % Tot    -------------------------------------
              Amortization          Mtg             Sched Prin          Sched                    Mnths         Mort
                      Type        Props.               Balance            Bal       DSCR*       to Mat         Rate
 ---------------------------------------------------------------------------------------------------------------------
 Balloon                            122            877,139,142         87.06%       1.43       119.13        7.196
 ARD                                  0                      -          0.00%       0.00         0.00        0.000
 Fully Amortizing                    24             79,172,158          7.86%       1.35       199.26        7.530
 IO/Amortizing                        1             51,200,000          5.08%       1.05       208.00        7.860

 ---------------------------------------------------------------------------------------------------------------------
 Total                              147          1,007,511,300        100.00%       1.40       129.94        7.256
 ---------------------------------------------------------------------------------------------------------------------


 Mortgage Capital Funding, Inc.                                                                 State Street Corporate Trust
 Multifamily/Commercial Pass-Through Certificates                                               Web: corporatetrust.statestreet.com
 Series 1998-MC2                                                                                Payment        August 18,  1998
 Citibank / J.P. Morgan & Co.                                                                   Report         B273-03


 Distribution of Original Term to Stated Maturity


 ---------------------------------------------------------------------------------------------------------------------

                                                                                         Weighted Averages
                  Original         # of                                 % Tot      ----------------------------------------
                   Term to          Mtg             Sched Prin          Sched                    Mnths         Mort
                  Maturity        Props.               Balance            Bal       DSCR*       to Mat         Rate
 ---------------------------------------------------------------------------------------------------------------------
 0-84                                 0                      -          0.00%       0.00        0.00         0.000
 85-120                               0                      -          0.00%       0.00        0.00         0.000
 121-180                              7             26,632,964          2.64%       1.27       172.35        7.446
 181+240                             24            119,061,007         11.82%       1.25       202.57        7.690
 241+                               116            861,817,329         85.54%       1.43       118.60        7.190

 ---------------------------------------------------------------------------------------------------------------------
 Total                              147          1,007,511,300        100.00%       1.40       129.94        7.256
 ---------------------------------------------------------------------------------------------------------------------


 Distribution of Debt Service Coverage Ratio at Closing


 ---------------------------------------------------------------------------------------------------------------------

                                                                                         Weighted Averages
                                   # of                                 % Tot     ------------------------------------
                                    Mtg             Sched Prin          Sched                    Mnths         Mort
                      DSCR        Props.               Balance            Bal       DSCR*       to Mat         Rate
 ---------------------------------------------------------------------------------------------------------------------
           LESS THAN 0.000            0                      -          0.00%       0.00        0.00         0.000
               0.000-1.109            3             53,959,041          5.36%       1.05       206.24        7.836
               1.110-1.199            7             55,539,291          5.51%       1.17       135.68        7.305
               1.200-1.299           38            236,220,963         23.45%       1.25       137.81        7.396
               1.300-1.399           37            340,609,110         33.81%       1.34       118.87        7.178
               1.400-1.499           22             68,934,597          6.84%       1.45       120.92        7.342
               1.500-1.599           18             83,902,546          8.33%       1.53       117.65        7.293
               1.600-1.799            9             26,915,964          2.67%       1.66       136.81        7.311
               1.800-1.999            8            135,320,941         13.43%       1.86       121.48        6.871
               2.000+                 5              6,108,845          0.61%       2.42       144.47        7.436
 ---------------------------------------------------------------------------------------------------------------------
 Total                              147          1,007,511,300        100.00%       1.40       129.94        7.256
 ---------------------------------------------------------------------------------------------------------------------


 Distribution of LTV at Closing


 ---------------------------------------------------------------------------------------------------------------------

                                                                                         Weighted Averages
                                   # of                                 % Tot   --------------------------------------
                                    Mtg             Sched Prin          Sched                    Mnths         Mort
                       LTV        Props.               Balance            Bal       DSCR*       to Mat         Rate
 ---------------------------------------------------------------------------------------------------------------------
             Not populated            0                      -          0.00%       0.00         0.00        0.000
        LESS THAN 24.999              0                      -          0.00%       0.00         0.00        0.000
                  25.000+             4              4,844,249          0.48%       1.73       134.67        7.863
                  50.000+            15            152,407,847         15.13%       1.78       121.02        6.911
                  60.000+            10             46,277,149          4.59%       1.55       123.61        7.454
                  65.000+            20             75,796,971          7.52%       1.39       122.08        7.475
                  70.000+            45            200,630,881         19.91%       1.37       146.14        7.472
                  75.000+            35            432,972,233         42.97%       1.29       126.57        7.206
                  80.000+            18             94,581,968          9.39%       1.28       134.53        7.278

 ---------------------------------------------------------------------------------------------------------------------
 Total                              147          1,007,511,300        100.00%       1.40       129.94        7.256
 ---------------------------------------------------------------------------------------------------------------------


 * At Closing

 NOTE: Reduction in loan count is due to the combining of the following loans from 7/1998 to 8/1998
 Loan #904005 and Loan  #904150 combine to loan #904005
 Loan #904053 and Loan #904075  combine to loan #904053
 Loan #904146 and Loan #904155 combine to  loan #904146

 Increase in weighted average months to maturity is due to corrected maturity dates from 7/1998 to 8/1998